                                                       Exhibit 99.4
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.           ACCRUAL BASIS
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42144                                 02/13/95, RWD, 2/96
-------------------------------------------------

-------------------------------------------------
JUDGE:  Barbara J. Houser
-------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                       Chief Financial Officer
------------------------------------------      ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                  11/20/2001
------------------------------------------      ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Jessica L. Wislon                               Chief Accounting Officer
------------------------------------------      ------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           11/20/2001
------------------------------------------      ------------------------------
PRINTED NAME OF PREPARER                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.             ACCRUAL BASIS-1
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
        -------------------------------------------

        -------------------------------------------
        COMPARATIVE BALANCE SHEET

        ---------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE                 MONTH               MONTH        MONTH
                                                                     --------------------------------------------------
        ASSETS                                      AMOUNT                 October 2001
        ---------------------------------------------------------------------------------------------------------------

        1.      UNRESTRICTED CASH                       $     40,098               $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                    $ 24,361,253        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                              $     40,098               $ 24,361,253        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)               $  9,006,275               $  6,879,795        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                               $ 20,429,725               $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                   $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                   $     32,337        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                     $ 21,367,511              ($347,561,281)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                    $ 50,843,609              ($316,287,896)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT             $474,988,760               $514,146,385        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                           $438,869,930        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                               $474,988,760               $ 75,276,455        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                  $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH  LIST)                                        $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                            $525,832,369              ($241,011,441)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                   $     74,736        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                      $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                      $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------

        20.     PROFESSIONAL FEES                                                  $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                       $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                               ($148,543,277)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                       ($148,468,541)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                            $ 23,187,921               $ 22,191,944        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                           $  4,672,323               $          0        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                          $392,188,633               $ 16,707,209        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                $ 75,481,394        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES           $420,048,877               $114,380,547        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                       $420,048,877              ($ 34,087,994)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        EQUITY
        ---------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                         $ 16,327,446        $0           $0
        ---------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION  CUMULATIVE
                PROFIT  OR  (LOSS)                                                ($223,250,893)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ---------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                            $          0              ($206,923,447)       $0           $0
        ---------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                          $420,048,877              ($241,011,441)       $0           $0
        ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

     ---------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.       ACCRUAL BASIS-2
     ---------------------------------------------

     ---------------------------------------------
     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96
     ---------------------------------------------

     -------------------------------------------
     INCOME STATEMENT
     -------------------------------------------------------------------------------------------------------------------------
                                                    MONTH           MONTH                 MONTH                QUARTER
                                                --------------------------------------------------------
     REVENUES                                    October 2001                                                   TOTAL
     -------------------------------------------------------------------------------------------------------------------------
     1.     GROSS REVENUES                              $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     2.     LESS: RETURNS & DISCOUNTS                   $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     3.     NET REVENUE                                 $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     -------------------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                    $       0             $0                    $0             $       0
      ------------------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                                $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                             $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                    $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                                $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     -------------------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION              $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                         $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                    $  35,399             $0                    $0             $  35,399
     -------------------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                                $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                         $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                    $  35,399             $0                    $0             $  35,399
     -------------------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                             ($35,399)            $0                    $0              ($35,399)
     -------------------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT. LIST)            $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT. LIST)           $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                            $      30             $0                    $0             $      30
     -------------------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                    $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                                $   7,942             $0                    $0             $   7,942
     -------------------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                             ($729)            $0                    $0                 ($729)
     -------------------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES                 $   7,243             $0                    $0             $   7,243
     -------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                           $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     24.    U.S. TRUSTEE FEES                           $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                         $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES               $       0             $0                    $0             $       0
     -------------------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                                   ($17,057)            $0                    $0              ($17,057)
     -------------------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                            ($25,585)            $0                    $0              ($25,585)
     -------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ----------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-3
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96
   ----------------------------------------------

   -------------------------------------------------------------------------------------
                                                   MONTH     MONTH     MONTH
   CASH RECEIPTS AND                         ----------------------------------- QUARTER
   DISBURSEMENTS                             October 2001                         TOTAL
   -------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                   $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS

   -------------------------------------------------------------------------------------
   2.     CASH SALES                                  $0        $0        $0         $0
    ------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   -------------------------------------------------------------------------------------
   3.     PREPETITION                                 $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   4.     POSTPETITION                                $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                    $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)              $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                              $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                              $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                        $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   -------------------------------------------------------------------------------------
   12.    NET PAYROLL                                 $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                          $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID               $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   15.    SECURED/RENTAL/LEASES                       $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   16.    UTILITIES                                   $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   17.    INSURANCE                                   $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                            $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   20.    TRAVEL                                      $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                               $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                       $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   23.    SUPPLIES                                    $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   24.    ADVERTISING                                 $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS               $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                           $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                           $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES               $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   32.    NET CASH FLOW                               $0        $0        $0         $0
   -------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                         $0        $0        $0         $0
   -------------------------------------------------------------------------------------

===========================================================================================

-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME:  Kitty Hawk International, Inc.    ACCRUAL BASIS-4
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        --------------------------------------------


        -----------------------------------------------------------------------------------------------------------------------
                                                                                            MONTH           MONTH         MONTH
                                                                          SCHEDULE --------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                           AMOUNT   October 2001
        -----------------------------------------------------------------------------------------------------------------------
        1.      0-3                                                                    $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                  $    5,000         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                  $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                    $6,874,795         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                                     $  0     $6,879,795         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                                $0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                                     $  0     $6,879,795         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                            MONTH:        October 2001
                                                                                                  -----------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                                            0-30             31-60          61-90             91+
        TAXES PAYABLE                                       DAYS              DAYS           DAYS            DAYS         TOTAL
         ----------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                   $    0              $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        2.      STATE                                     $    0              $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                     $    0              $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                       $    0              $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                       $    0              $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS  PAYABLE                         $4,658              $880     $    2,734         $66,464       $74,736
        -----------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                        MONTH:       October 2001
                                                                                                  -----------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING          AMOUNT                       ENDING
                                                                              TAX    WITHHELD AND/         AMOUNT           TAX
        FEDERAL                                                         LIABILITY*      0R ACCRUED           PAID     LIABILITY
        ----------------------------------------------------------- -----------------------------------------------------------
        1.      WITHHOLDING**                                                 $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                               $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                               $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                                  $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                        $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                           $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                           $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                                   $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                         $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                        $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                                  $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                                 $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                             $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                           $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                           $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                                   $  0     $        0         $     0       $     0
        -----------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -----------------------------------------------
    CASE NAME:  Kitty Hawk International, Inc.            ACCRUAL BASIS-5
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42144                                 02/13/95, RWD, 2/96
    -----------------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:        October 2001
    ----------------------------------------------                --------------------------------------------------------------
    BANK  RECONCILIATIONS
                                                       Account #1        Account #2              Account #3
    ----------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                                   Bank One          Bank One                Bank One
    ----------------------------------------------------------------------------------------------------------
    B.           ACCOUNT NUMBER:                       1559691322        1559691330              9320014690           TOTAL
    ----------------------------------------------------------------------------------------------------------
    C.           PURPOSE (TYPE):                        Deposit           Payroll            Health Insurance
    ----------------------------------------------------------------------------------------------------------------------------
    1.      BALANCE PER BANK STATEMENT                      $0                $0                        $0               $0
    ----------------------------------------------------------------------------------------------------------------------------
    2.      ADD: TOTAL DEPOSITS NOT CREDITED                $0                $0                        $0               $0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      SUBTRACT: OUTSTANDING CHECKS                    $0                $0                        $0               $0
    ----------------------------------------------------------------------------------------------------------------------------
    4.      OTHER RECONCILING ITEMS                         $0                $0                        $0               $0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      MONTH END BALANCE PER  BOOKS                    $0                $0                        $0               $0
    ----------------------------------------------------------------------------------------------------------------------------
    6.      NUMBER OF LAST CHECK WRITTEN      N/A - Lockbox only        No activity          Account closed
    ----------------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------
    INVESTMENT ACCOUNTS

    ----------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF          TYPE OF                PURCHASE           CURRENT
    BANK, ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT                PRICE              VALUE
    -------------------------------------------------------------------------------------------------------------------------

    7.      N/A
    -------------------------------------------------------------------------------------------------------------------------

    8.      N/A
    -------------------------------------------------------------------------------------------------------------------------

    9.      N/A
    -------------------------------------------------------------------------------------------------------------------------

    10.     N/A
    -------------------------------------------------------------------------------------------------------------------------

    11.     TOTAL INVESTMENTS                                                                           $0               $0
    -------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------
    CASH

    ----------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------

    12.     CURRENCY ON HAND                                                                                             $0
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    13.     TOTAL  CASH  -  END  OF MONTH                                                                                $0
    -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ----------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-6
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96
     ----------------------------------------------

                                                        MONTH:      October 2001
                                                        ------------------------

     ------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------------------------------
                                             INSIDERS
     ------------------------------------------------------------------------------------------------
                                            TYPE OF                AMOUNT            TOTAL PAID
              NAME                          PAYMENT                 PAID               TO DATE
     ------------------------------------------------------------------------------------------------
     1.   Pete Sanderlin                    Salary                   $0                $17,200
     ------------------------------------------------------------------------------------------------
     2.   Tom Mealie                        Salary                   $0                $17,200
     ------------------------------------------------------------------------------------------------
     3.   N/A
     ------------------------------------------------------------------------------------------------
     4.   N/A
     ------------------------------------------------------------------------------------------------
     5.   N/A
     ------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                                                $0                $34,400
     ------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                         DATE OF COURT                                                                TOTAL
                                       ORDER AUTHORIZING    AMOUNT          AMOUNT             TOTAL PAID           INCURRED
              NAME                          PAYMENT        APPROVED          PAID               TO DATE            & UNPAID *
     -----------------------------------------------------------------------------------------------------------------------------
     1.   N/A
     -----------------------------------------------------------------------------------------------------------------------------
     2.   N/A
     -----------------------------------------------------------------------------------------------------------------------------
     3.   N/A
     -----------------------------------------------------------------------------------------------------------------------------
     4.   N/A
     -----------------------------------------------------------------------------------------------------------------------------
     5.   N/A
     -----------------------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                    $0              $0                   $0                  $0
     -----------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULED            AMOUNTS
                                                                   MONTHLY              PAID                TOTAL
                                                                  PAYMENTS             DURING               UNPAID
                        NAME OF CREDITOR                             DUE                MONTH            POSTPETITION
     ---------------------------------------------------------------------------------------------------------------------
     1.   GE Capital                                              $  855              $  855                  $0
     ---------------------------------------------------------------------------------------------------------------------
     2.   GE Capital                                              $  784              $  784                  $0
     ---------------------------------------------------------------------------------------------------------------------
     3.   GE Capital                                              varies              $    0                  $0
     ---------------------------------------------------------------------------------------------------------------------
     4.   N/A                                                                         $    0                  $0
     ---------------------------------------------------------------------------------------------------------------------
     5.   N/A                                                                                                 $0
     ---------------------------------------------------------------------------------------------------------------------
     6.   TOTAL                                                   $1,639              $1,639                  $0
     ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             Monthly Operating Report

        -----------------------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL  BASIS-7
        -----------------------------------------------------------

        -----------------------------------------------------------
        CASE NUMBER: 400-42144                                             02/13/95, RWD, 2/96
        -----------------------------------------------------------

                                                                      MONTH: October 2001
                                                                            -------------------------------------------

        --------------------------------------------------
        QUESTIONNAIRE

        ---------------------------------------------------------------------------------------------------------------
                                                                                         YES                NO
        ---------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
        ---------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
        ---------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                             X
        ---------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                    X
        ---------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                       X
        ---------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
        ---------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                    X
        ---------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
        ---------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
        ---------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                  X
        ---------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                            X
        ---------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
        ---------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon
        ---------------------------------------------------------------------------------------------------------------
        acceptance/rejection of leases.
        ---------------------------------------------------------------------------------------------------------------
        Item 4 - Payments made to GE Capital as equipment is in use by other Kitty Hawk entities.
        ---------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ---------------------------------------------------------------------------------------------------------------
                                                                                         YES                NO
        ---------------------------------------------------------------------------------------------------------------
        1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
        ---------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
        ---------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ---------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------


        ----------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT PAYMENTS
        ----------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                  PAYMENT AMOUNT
                     POLICY                            CARRIER          PERIOD COVERED          & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

    ---------------------------------------------------------------------------
    CASE  NAME:  Kitty Hawk International, Inc.                                             FOOTNOTES SUPPLEMENT
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
    CASE  NUMBER: 400-42144                                                                ACCRUAL BASIS
    ---------------------------------------------------------------------------

                                                                     MONTH:                       October 2001
                                                                             -----------------------------------------------------



    ------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                                FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              6                                               All Professional fees related to the Reorganization of the
    ------------------------------------------------------------------------------------------------------------------------------
                                                                Company are disbursed out of Kitty Hawk, Inc. (Parent
    ------------------------------------------------------------------------------------------------------------------------------
                                                                Company). Refer to Case # 400-42141
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              7                                               All insurance plans related to the Company are carried
    ------------------------------------------------------------------------------------------------------------------------------
                                                                at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              General                                         This operation closed in May of 2000. Costs incurred during
    ------------------------------------------------------------------------------------------------------------------------------
                                                                April 2001 consisted of costs associated with shut down
    ------------------------------------------------------------------------------------------------------------------------------
                                                                procedures and maintaining collateral.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                       8                       All cash received into the Company cash accounts is swept
    ------------------------------------------------------------------------------------------------------------------------------
                                                                each night to Kitty Hawk, Inc. Master Account (see Case
    ------------------------------------------------------------------------------------------------------------------------------
                                                                #400-42141).
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                       31                      All disbursements (either by wire transfer or check), including
    ------------------------------------------------------------------------------------------------------------------------------
                                                                payroll, are disbursed out of the Kitty Hawk, Inc. controlled
    ------------------------------------------------------------------------------------------------------------------------------
                                                                disbursement account.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              4                        6                      All assessments of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------------------
                                                                at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    ------------------------------------------------------------------------------------------------------------------------------
                                                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ------------------------------------------------------------------------------------------------------------------------------
                                                                as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                       28                      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              6                    General                    The monthly GE Capital payments in the last year of the scheduled
    ------------------------------------------------------------------------------------------------------------------------------
                                                                payments are significantly less than payments previously made.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                                       October 2001

8.    OTHER  (ATTACH  LIST)                                       $          (347,561,281)Reported
                                                                  -----------------------
           Intercompany Receivables                                          (363,042,197)
           A/R Senior Noteholders                                                 868,469
           A/R 401(k) Loan                                                         (4,535)
           A/R Insurance                                                          133,954
           A/R Auction Proceeds                                                         -
           A/R Aging Reconciling item                                             109,022
           Deferred Taxes                                                      13,097,746
           Loan Org Costs                                                          15,884
           Deposits - Aircraft                                                    360,971
           Deposits - Rent                                                        481,774
           Security Deposit                                                       417,631
                                                                  -----------------------
                                                                             (347,561,281)Detail
                                                                  -----------------------
                                                                                        - Difference

22.   OTHER  (ATTACH  LIST)                                       $          (148,543,277)Reported
                                                                  -----------------------
           Accrued income taxes                                              (148,833,927)
           Accrued Misc                                                           279,150
           Customer deposit                                                             -
           Accrued Fuel                                                            11,500
                                                                  -----------------------
                                                                             (148,543,277)Detail
                                                                  -----------------------
                                                                                        - Difference

27.   OTHER (ATTACH LIST)                                         $            75,481,394 Reported
                                                                  -----------------------
           Deferred Taxes                                                      87,246,212
           Accrued Taxes payable                                              (18,954,646)
           Aircraft Maintenance Reserves                                                -
           Accrued Fuel expenses                                                5,403,028
           Prepaid Fuel                                                        (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                          4,075,349
           Uncleared 4/28/00 Payroll Checks                                        66,601
           A/P Other/Accrued/Unrecorded                                          (275,816)
           Purchase reserves                                                    1,762,176
           Accrued Landing fees/parking/cargo fees                              1,646,149
           Various accrued taxes                                                1,313,200

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
           Other Misc accruals                                                            (1,138,896)
                                                                   ---------------------------------
                                                                                          75,481,394 Detail
                                                                   --------------------------------
                                                                                                   - Differnece

ACCRUAL BASIS-2
21    NON-OPERATING INCOME (ATT.  LIST)                                                        ($729)Reported
                                                                   ---------------------------------
           Interest income on restricted cash investments                                       (729)
           Gain on asset sales                                                                     -
                                                                   ---------------------------------
                                                                                                (729)Detail
                                                                   ---------------------------------
                                                                                                   - Differnece

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                                        - Reported
                                                                   ---------------------------------
           Cash collected on HNL Building Sale                                             3,349,484
           Transfer to Inc - all money sweeps
              to KH Inc. Case #400-42141                                                  (3,349,484)
                                                                   ---------------------------------
                                                                                                   - Detail
                                                                   ---------------------------------
                                                                                                   - Difference